SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) June 4, 1996




                    FIRST COLONY CORPORATION
     (Exact name of registrant as specified in its charter)



   VIRGINIA               1-11482             54-1200334
(State or other          (Commission         (I.R.S. Employer
jurisdiction of           File Number)       Identification No.)
incorporation)

RIVERFRONT PLAZA, WEST TOWER SUITE 1350
901 EAST BYRD STREET
RICHMOND, VIRGINIA                                    23219
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number including area code  (804) 775-0300



(Former name or former address, if changed since last report)
 Not applicable



Item 5.   Other Events

     On June 4, 1996, the registrant issued the press release, attached hereto as Exhibit 99.1, announcing that First Colony Corporation is exploring strategic alternatives to maximize shareholder value.


Item 7.   Exhibits

99.1  First Colony Corporation - Press Release




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FIRST COLONY CORPORATION
                                                  (Registrant)


     Date:  June 4, 1996         By:     s/Ronald V. Dolan
                                 President

     Date:  June 4, 1996         By:     s/Peter W. Karras, CPA
                                 Secretary and Treasurer